SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[    ]   Preliminary Proxy Statement
[ X ]    Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 ..........CIM High Yield Securities............................................
     (Name of Registrant as Specified In Its Charter)

 ..........Gail A. Hanson, Secretary............................................
     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[    ]   Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                            CIM HIGH YIELD SECURITIES
                               One Exchange Place
                           Boston, Massachusetts 02109

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on October 7, 1998

To the Shareholders of CIM HIGH YIELD SECURITIES:

         Notice is hereby given that the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, at 10:00 a.m., on October 7, 1998, for the following purposes:

          1. To elect one (1) class of Trustees of the Fund (Proposal 1).

          2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending December 31, 1998 (Proposal 2).

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on August 14, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                       By order of the Board of Trustees,


                                       GAIL A. HANSON
                                       Secretary

August 24, 1998

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

         Registration                              Valid Signature

         Corporate Accounts
         (1) ABC Corp.                             ABC Corp.
         (2) ABC Corp.                             John Doe, Treasurer

         (3) ABC Corp.
               c/o John Doe, Treasurer             John Doe

         (4) ABC Corp. Profit Sharing Plan         John Doe, Trustee

         Trust Accounts
         (1) ABC Trust                             Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                      Jane B. Doe

         Custodial or Estate Accounts
         (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA       John B. Smith
         (2) John B. Smith                         John B. Smith, Jr., Executor

                            CIM HIGH YIELD SECURITIES

                               One Exchange Place
                           Boston, Massachusetts 02109

                         ANNUAL MEETING OF SHAREHOLDERS

                                 October 7, 1998

                                 PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., on October 7, 1998, at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but such solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund; INVESCO
(NY), Inc. ("INVESCO"), formerly known as Chancellor LGT Asset Management, Inc., the investment adviser of the Fund; and First Data Investor Services Group, Inc. ("Investor Services Group"), the administrator and transfer agent of the Fund, or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The Fund's most recent annual and semi-annual reports are available upon request, without charge, by writing to Investor Services Group, One Exchange Place, P.O. Box 1376, Boston, Massachusetts 02109 or calling 1-800-331-1710. This Proxy Statement and the form of proxy will first be mailed to shareholders on or about August 24, 1998.

   If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee as Trustee, FOR the selection of auditors, and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and the selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

   In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all the proposals to be considered at the adjourned meeting in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

   The close of business on August 14, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

   The Fund has one class of shares of beneficial interest, par value $.01 per share. On the record date, August 14, 1998, there were 5,834,169 shares outstanding (the "Shares"). Each of such Shares is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of August 14, 1998, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. As of August 14, 1998, Cede & Co., a nominee partnership of Depository Trust Company, located at 7 Hanover Square, New York, New York 10004, held 5,343,492 or 91.58% of the Fund's Shares.

   As of August 14, 1998, the Trustees and officers as a group owned less than 1% of the Fund's outstanding Shares.

   In order that your Shares may be represented at the Meeting, you are requested to:

   --      indicate your instructions on the proxy card;

   --      date and sign the proxy card;

   -- mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental
           United States; and

   -- allow sufficient time for the proxy to be received on or before 5:00 p.m., on October 6, 1998.

PROPOSAL 1: ELECTION OF TRUSTEE.

   At the Meeting, one (1) of the four Trustees of the Fund is to be elected, to hold office for a period of three years and until his successor is elected and qualified. The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. The nominee is currently a Trustee of the Fund and has indicated that he will serve, if elected, but if he should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment.

Name, Age, Principal Occupation                                                   Shares of the Fund
and other Directorships*                               Served as a                  Beneficially Owned as of
During the Past Five Years                             Trustee Since                      August 14, 1998
---------------------------------------------------------------------------------------------------------

DR. BRUCE H. OLSON, age 62                                  1987                             1,666.000
Trustee; Professor of Finance, Miami
University (Ohio); Trustee, Olde Custodian
Fund; Trustee, Summit Investment Trust

   The following Trustees of the Fund continue to serve in such capacity until their terms of office expire and the successors are elected and qualified:

      Name, Age, Principal Occupation                                                   Shares of the Fund
          and other Directorships*                      Served as a                  Beneficially Owned as of
         During the Past Five Years                    Trustee Since                      August 14, 1998
---------------------------------------------------------------------------------------------------------

DR. DONALD RATAJCZAK, age 55                                1987                             9,128.881
Chairman of the Board of Trustees;
Director, Economic Forecasting Center,
Georgia State University; Professor,
Georgia State University; Director, Ruby
Tuesday, Inc.; Director, Morgan, Keegan &
Company; term expires 1999

**ROBERT G. WADE, JR., age 71                               1987                             2,408.544
Trustee; Consultant to INVESCO (NY), Inc.
 (formerly Chancellor LGT Asset Managment, Inc.)
since November 1996; Chairman of the Board
of Chancellor Capital Management, Inc. and its
subsidiaries from January 1995 to
November 1996; President, Chief Executive
Officer and Chairman of the Board of
Chancellor Capital Management, Inc. and its
subsidiaries from 1988 to January 1995;
term expires 1999



                                                             3





      Name, Age, Principal Occupation                                                   Shares of the Fund
          and other Directorships*                      Served as a                  Beneficially Owned as of
         During the Past Five Years                    Trustee Since                      August 14, 1998
---------------------------------------------------------------------------------------------------------

JOHN F. NICKOLL, age 63                                     1987                             6,198.000
Trustee;  Director,  Chairman,  President  and Chief  Executive  Officer  of The
Foothill Group Inc., a commercial finance and asset management company; Chairman and Chief Executive Officer of Foothill Capital Corporation; term expires 2000

---------------------------------------------------------------------------------------------------------------------------
*    Directorships or Trusteeships of companies required to report to the SEC.
**   "Interested person" of the Fund as defined in the Investment Company Act of
     1940,  as amended  ("1940 Act") by reason of his position  with INVESCO and his position as President of the Fund.

   The principal executive officers of the Fund are listed in the table below, along with certain additional information. Each officer of the Fund will hold such office until a successor has been elected by the Board of Trustees.

    Name, Age and Principal Occupations
         During the Past Five Years                         Office (Year First Elected)

ROBERT G. WADE, JR., age 71                                 President (1988)
Consultant to INVESCO (NY), Inc. (formerly
Chancellor LGT Asset Management, Inc.) since
November 1996; Chairman of the Board of
Chancellor Capital Management, Inc. and its
subsidiaries from January 1995 to November 1996;
President, Chief Executive Officer and Chairman
of the Board of Chancellor Capital Management, Inc.
and its subsidiaries from 1988 to January 1995

KEVIN  ROGERS,  age 53Vice  President  and Portfolio  Manager  (1998)  Portfolio
Manager of INVESCO (NY), Inc. since July 1997; Analyst at Fidelity Investments from July 1988 to June 1997

MARGARET RILEY, age 35                                      Treasurer (1997)
Chief Financial Officer of INVESCO (NY), Inc.
since September 1997 and various other Finance
positions from 1989 to 1997.



                                                             4





GAIL A. HANSON, age 56                                      Secretary (1997)
Counsel, Investor Services Group (since
September 1994); prior to September 1994,
associate, Bingham Dana LLP

   Section 16(a) of the 1934 Act requires the Fund's officers and Trustees and persons who beneficially own more than ten percent of the Fund's shares to file reports of ownership with the SEC, the American Stock Exchange, Inc., and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 1997, all such filing requirements applicable to such persons were complied with.

   All Trustees not otherwise affiliated with the Fund or INVESCO receive $1,000 as compensation for each board meeting and each committee meeting attended and an annual fee of $6,000, plus reimbursement for travel and out-of-pocket expenses. The aggregate remuneration paid to Trustees by the Fund for the fiscal year ended December 31, 1997, amounted to $34,995.53 (including reimbursement for travel and out-of-pocket expenses). The Board of Trustees held four meetings during the 1997 fiscal year. Each of the Trustees attended at least 75% of the meetings. The Board of Trustees has an Audit Committee consisting of Messrs. Nickoll, Olson and Ratajczak. The Audit Committee met once during the fiscal year ended December 31, 1997, and all member Trustees were present at the meeting. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of such independent auditors. The Board of Trustees performs the functions of a nominating committee.

   The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 1997. The officers of the Fund receive no compensation from the Fund for serving in such capacity.

                               Compensation Table

                                                                  Pension or            Total Compensation
                                       Aggregate             Retirement Benefits          From the Fund
           Name of Person             Compensation            Accrued as Part of         Complex Paid to
            and Position             From the Fund              Fund Expenses                Trustees

 Dr. Donald Ratajczak,                   $ 11,000                    $  0                     $ 11,000
Chairman of the Board
of Trustees

Dr. Bruce H. Olson, Trustee                11,000                       0                       11,000

John F. Nickoll, Trustee                   11,000                       0                       11,000

Robert G. Wade, Jr.,
President and Trustee                           0                       0                            0

                                                             5

Required Vote

   Election of the listed nominee for Trustee requires the affirmative vote of the holders of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

   KPMG Peat Marwick LLP ("KPMG"), New York, New York, has served as independent auditors for the Fund since its commencement of operations on November 18, 1987 and has been selected to serve in such capacity for the Fund's fiscal year ending December 31, 1998 by at least a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or INVESCO. KPMG has no direct or indirect material financial interest in the Fund or INVESCO. It is expected that representatives of KPMG will not attend the Meeting, but will be available by telephone to respond to appropriate questions.

Required Vote

   Ratification of the selection of KPMG as independent auditors for the Fund requires the affirmative vote of the holders of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.

                             ADDITIONAL INFORMATION

The Administrator

   Investor Services Group, the Fund's Administrator, is a wholly-owned subsidiary of First Data Corporation. Investor Services Group is located at One Exchange Place, Boston, Massachusetts 02109. First Data Corporation is located at 5660 New Northside Drive, Atlanta, Georgia 30328. Investor Services Group is a leading provider of full service mutual fund shareholder and recordkeeping services. In addition to its mutual fund transfer agent and recordkeeping service, Investor Services Group provides complementary services through its own subsidiary business units.

                      DATE TO SUBMIT SHAREHOLDER PROPOSALS

   A shareholder proposal intended to be presented at the Fund's 1999 Annual Meeting must be received by the Fund on or before April 27, 1999, in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals which are the subject of the Meeting, the percentage of votes actually cast, the percentage of actual negative votes, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for such solicitation.

August 24, 1998

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

                                            This page left blank intentionally.



                            CIM HIGH YIELD SECURITIES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES


         The undersigned  hereby appoints Kevin Rogers,  Margaret Riley and Gail
A. Hanson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on October 7, 1998, at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                   SEE REVERSE SIDE

  X Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE ONE NOMINEE AS TRUSTEE AND FOR PROPOSAL 2.

1.   ELECTION OF TRUSTEE:
     Nominee:  Dr. Bruce H. Olson                    ___  FOR       ___ WITHHELD

2.   To ratify the selection of KPMG Peat Marwick
     LLP as independent auditors for the Fund.       ___  FOR      ___  AGAINST          ___  ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ______


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                           Date:


Signature:                                           Date: